HIGHEST YIELDING

          -------------------                ---------------------
                 5.30%                               5.16%
          7-Day Current Yield                7-Day Effective Yield
          -------------------                ---------------------


                  THE U.S. GOVERNMENT SECURITIES SAVINGS FUND

          LIPPER'S #1
          GOVERNMENT         [GRAPHIC:  U.S. FAMILY OF FUNDS LOGO]
          MONEY FUND
          FOR 5 YEARS



                                                           Take action now. Call
                                                        1-800-557-2297, ext. 155
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*As of 9/30/96.  The U.S.  Government  Securities  Savings Fund,  like all money market funds, is: * not sponsored nor guaranteed by the U.S. Government * not a deposit of nor endorsed by any bank * not insured by the FDIC nor any other agency. The U.S. Government Securities Savings Fund was ranked #1 out of 73 government money market funds by Lipper Analytical Services. The fund was ranked #4 out of 113 for the one-year period ending 6/30/96. Past performance is no guarantee of future results. Money market yields may change daily. The U.S. Government Securities Savings Fund is managed to maintain a stable $1 per share value; however, there is no guarantee it will be able to do so. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/97, or until such later date as the Advisor determines. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. A monthly small account fee will apply if your balance falls below the $1,000 minimum. For more information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully
before investing.                                                         IBD421